1st Quarter Fiscal Year 2016 Earnings Release Parker Hannifin Corporation October 22, 2015 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities, the ability to implement successfully the Company's capital allocation initiatives, including the timing, price and execution of share repurchases; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges and, (d) earnings per diluted share reported in accordance with U.S. GAAP to earnings per diluted share without the effect of business realignment charges. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions, and business realignment charges are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating incomes, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO Comments • Results & Outlook • Questions and Answers

Highlights 1st Quarter FY2016 • Responding Well in a Challenging Environment • First Quarter Sales of $2.9B • Adjusted Segment Operating Margins 15.3% • As Reported Segment Operating Margins 14.5% • Adjusted Earnings per Share of $1.52 • As Reported Earnings per Share of $1.41 • New Win Strategy Driving Long-Term Top-Quartile Performance 4

Diluted Earnings Per Share 1st Quarter FY2016 5 *Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 1st Quarter FY2016 vs. 1st Quarter FY2015 6 *Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 7 $ in millions 1st Quarter FY2016 % Change FY2015 Sales As Reported 2,869$ (12.3)% 3,270$ Acquisitions 12 0.4 % Currency (187) (5.7)% Organic Sales 3,044$ (7.0)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 416$ 14.5% 519$ 15.9 % Business Realignment 22 6 Adjusted 438$ 15.3% 525$ 16.1%

Sales & Segment Operating Margin Diversified Industrial North America 8 $ in millions 1st Quarter FY2016 % Change FY2015 Sales As Reported 1,286$ (12.6)% 1,472$ Acquisitions 3 0.2 % Currency (23) (1.5)% Organic Sales 1,306$ (11.3)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 213$ 16.5% 264$ 18.0 % Business Realignment 8 0 Adjusted 221$ 17.2% 264$ 18.0%

Sales & Segment Operating Margin Diversified Industrial International 9 $ in millions 1st Quarter FY2016 % Change FY2015 Sales As Reported 1,038$ (17.8)% 1,263$ Acquisitions 9 0.7 % Currency (161) (12.7)% Organic Sales 1,190$ (5.8)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 129$ 12.5% 189$ 15.0 % Business Realignment 12 6 Adjusted 141$ 13.6% 195$ 15.5%

Sales & Segment Operating Margin Aerospace Systems 10 $ in millions 1st Quarter FY2016 % Change FY2015 Sales As Reported 545$ 1.9% 535$ Acquisitions - - % Currency (3) (0.6)% Organic Sales 548$ 2.5 % FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 74$ 13.6% 65$ 12.2 % Business Realignment 2 - Adjusted 76$ 13.9% 65$ 12.2%

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Sep 2015 Jun 2015 Sep 2014 Jun 2014 Total Parker 11%- 9%- 5%+ 4%+ Diversified Industrial North America 12%- 9%- 6%+ 6%+ Diversified Industrial International 8%- 5%- 2%+ 4%- Aerospace Systems 16%- 14%- 12%+ 17%+

Adjusted Cash Flow from Operating Activities FY2016 Q1 12 1st Quarter Full Year FY 2016 % of Sales FY 2015 % of Sales As Reported Cash Flow From Operating Activities 5 0.2% 261 8.0% Discretionary Pension Plan Contribution 200 Adjusted Cash Flow From Operating Activities 205 7.1% 261 8.0%

FY2016 Guidance Adjusted EPS Revised to $6.10 Midpoint 13 FY16 Adjusted Segment Operating Margins exclude FY16 Business Realignment Charges FY16 Adjusted Earnings Per Share excludes FY16 Business Realignment Charges Sales Growth vs. Prior Year Diversified Industrial North America (14.1%) - (10.1%) Diversified Industrial International (13.7%) - (9.7%) Aerospace Systems 0.6% - 2.6% Total Parker (11.3%) - (7.7%) Adjusted Segment Operating Margins Diversified Industrial North America 16.3% - 16.7% Diversified Industrial International 12.7% - 13.1% Aerospace Systems 14.4% - 14.8% Total Parker 14.6% - 15.0% Below the Line Items Corporate General & Administrative Expense, Interest and Other $511 M Tax Rate Full Year 29.0% Shares Diluted Shares Outstanding 138.6 M Earnings Per Share As Reported Range $5.30 - $5.90 Adjusted Range $5.80 - $6.40

FY2016 Guidance Reconciliation to Prior Guidance 14 *Adjusted for Business Realignment Charges

15

Appendix • Consolidated Statement of Income • Reconciliation of EPS • Business Segment Information • Reconciliation of Segment Operating Income & Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 17 (Unaudited) Three Months Ended September 30, (Dollars in thousands except per share amounts) 2015 2014 Net sales 2,869,348$ 3,269,932$ Cost of sales 2,200,904 2,459,865 Gross profit 668,444 810,067 Selling, general and administrative expenses 370,214 400,840 Interest expense 35,760 20,961 Other (income), net (13,179) (8,369) Income before income taxes 275,649 396,635 Income taxes 80,623 116,464 Net income 195,026 280,171 Less: Noncontrolling interests 48 82 Net income attributable to common shareholders 194,978$ 280,089$ Earnings per share attributable to common shareholders: Basic earnings per share 1.42$ 1.88$ Diluted earnings per share 1.41$ 1.85$ Average shares outstanding during period - Basic 136,844,504 148,738,828 Average shares outstanding during period - Diluted 138,574,908 151,073,635 Cash dividends per common share .63$ .48$

Reconciliation of EPS 18 (Unaudited) 2015 2014 Earnings per diluted share 1.41$ 1.85$ Adjustments: Business realignment charges 0.11 0.04 Adjusted earnings per diluted share 1.52$ 1.89$ Three Months Ended September 30,

Business Segment Information 19 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2015 2014 Net sales Diversif ied Industrial: North America 1,286,330$ 1,471,812$ International 1,038,447 1,263,497 Aerospace Systems 544,571 534,623 Total 2,869,348$ 3,269,932$ Segment operating income Diversif ied Industrial: North America 212,748$ 264,236$ International 129,295 189,805 Aerospace Systems 74,003 65,349 Total segment operating income 416,046 519,390 Corporate general and administrative expenses 53,051 55,444 Income before interest and other 362,995 463,946 Interest expense 35,760 20,961 Other expense 51,586 46,350 Income before income taxes 275,649$ 396,635$

Reconciliation of Segment Operating Income & Segment Operating Margin 20 (Unaudited) Operating income Margin As reported segment operating income 416,046$ 14.5% Adjustments: Business realignment charges 21,788 Adjusted segment operating income 437,834$ 15.3% Three Months Ended September 30, 2015

Consolidated Balance Sheet 21 (Unaudited) (Unaudited) September 30, June 30, September 30, (Dollars in thousands) 2015 2015 2014 Assets Current assets: Cash and cash equivalents 974,268$ 1,180,584$ 1,092,137 Marketable securities and other investments 815,483 733,490 945,431 Trade accounts receivable, net 1,561,054 1,620,194 1,711,798 Non-trade and notes receivable 315,943 364,534 421,085 Inventories 1,320,204 1,300,459 1,441,439 Prepaid expenses 196,917 241,684 116,962 Deferred income taxes 144,033 142,147 147,410 Total current assets 5,327,902 5,583,092 5,876,262 Plant and equipment, net 1,632,803 1,664,022 1,755,254 Goodw ill 2,947,955 2,942,679 3,068,420 Intangible assets, net 1,003,386 1,013,439 1,130,312 Other assets 1,089,508 1,091,805 914,377 Total assets 12,001,554$ 12,295,037$ 12,744,625$ Liabilities and equity Current liabilities: Notes payable 630,650$ 223,142$ 702,018$ Accounts payable 1,014,265 1,092,138 1,192,652 Accrued liabilities 774,145 894,555 834,569 Accrued domestic and foreign taxes 130,981 140,295 158,960 Total current liabilities 2,550,041 2,350,130 2,888,199 Long-term debt 2,725,409 2,723,960 1,482,492 Pensions and other postretirement benefits 1,480,466 1,699,197 1,328,123 Deferred income taxes 78,019 77,967 89,038 Other liabilities 312,868 336,214 374,409 Shareholders' equity 4,851,518 5,104,287 6,579,003 Noncontrolling interests 3,233 3,282 3,361 Total liabilities and equity 12,001,554$ 12,295,037$ 12,744,625$

Consolidated Statement of Cash Flows 22 (Unaudited) Three Months Ended September 30, (Dollars in thousands) 2015 2014 Cash flows from operating activities: Net income 195,026$ 280,171$ Depreciation and amortization 78,222 81,768 Stock incentive plan compensation 35,381 40,559 Gain on sale of businesses - (5,782) (Gain) loss on sale of plant and equipment (1,071) 7,262 Gain on sale of marketable securities (54) - Net change in receivables, inventories, and trade payables (35,163) (60,018) Net change in other assets and liabilities (265,089) (117,527) Other, net (2,284) 34,441 Net cash provided by operating activities 4,968 260,874 Cash flows from investing activities: Acquisitions (net of cash of $3,814 in 2015) (67,552) - Capital expenditures (38,681) (54,709) Proceeds from sale of plant and equipment 3,847 2,736 Proceeds from sale of businesses - 22,770 Purchases of marketable securities and other investments (430,533) (497,192) Maturities and sales of marketable securities and other investments 371,766 50,528 Other, net (40,273) (5,060) Net cash (used in) investing activities (201,426) (480,927) Cash flows from financing activities: Net payments for common stock activity (304,464) (44,494) Net proceeds from (payments for) debt 404,787 (113,565) Dividends (85,987) (71,607) Net cash provided by (used in) financing activities 14,336 (229,666) Effect of exchange rate changes on cash (24,194) (71,699) Net (decrease) in cash and cash equivalents (206,316) (521,418) Cash and cash equivalents at beginning of period 1,180,584 1,613,555 Cash and cash equivalents at end of period 974,268$ 1,092,137$

Reconciliation of Forecasted EPS 23 (Unaudited) (Amounts in dollars) Fiscal Year 2016 Forecasted earnings per diluted share $5.30 to $5.90 Adjustments: Business realignment charges .50 Adjusted forecasted earnings per diluted share $5.80 to $6.40

Supplemental Sales Information Global Technology Platforms 24 (Unaudited) (Dollars in thous nds) Three Months Ended Sept 30, 2015 2014 Net sales Diversif ied Industrial: Motion Systems 802,495$ 947,264$ Flow and Process Control 881,911 1,055,885 Filtration and Engineered Materials 640,371 732,160 Aerospace Systems 544,571 534,623 Total 2,869,348$ 3,269,932$